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                       HOTCHKIS AND WILEY VARIABLE TRUST
                            SUPPLEMENT TO PROSPECTUS
                             DATED FEBRUARY 1, 1998

The following information replaces the last paragraph on page 37 of the Prospectus under "Dividends and Tax Status."

         The EQUITY INCOME VIP PORTFOLIO expects to declare and pay income dividends quarterly; the INTERNATIONAL VIP PORTFOLIO expects to declare and pay income dividends semi-annually; and the FIXED-INCOME FUNDS expect to declare and pay income dividends monthly.

July 1, 1998